UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):  May 23, 2019

Unico American Corporation

 (Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

26050 Mureau Road
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant's Telephone Number, Including Area Code)

(Former name or former address, if changed since last Report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company |_|

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. |_|

Item 5.07.  Submission of Matters to a Vote of Security Holders

Unico American Corporation (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Meeting”) on May 23, 2019. The matters voted upon at the Meeting were: (1) the election of eight directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified, (2) a non-binding advisory vote on executive compensation for the Company’s named executive officers, and (3) a non-binding advisory vote on the frequency of advisory votes on executive compensation for the Company’s named executive officers. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders:

Election of directors:

All of the nominees for director set forth below were elected by the following votes:

Nominee	Number of Shares Voted For	Number of Shares Withheld
Michael Budnitsky	4,164,154	296,173
Cary L. Cheldin	3,014,650	1,445,677
Erwin Cheldin	3,496,459	963,868
Janet D. Frank	4,163,732	296,595
Andrew L. Furgatch	3,496,459	963,868
David T. Russell	3,490,279	970,048
Samuel J. Sorich	3,489,857	970,470
Ernest A. Wish	3,490,059	970,268

There were no broker non-votes.

Advisory vote on executive compensation:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained
3,900,187	557,898	2,242

There were no broker non-votes.

Advisory vote on the frequency of future advisory votes on executive compensation:

Number of Shares Voted for One Year	Number of Shares Voted for Two Years	Number of Shares Voted for Three Years	Number of Shares Abstained
1,078,607	11,328	3,358,800	11,592

There were no broker non-votes.

In accordance with the recommendation of the Board of Directors and the vote of the Company stockholders, the Company will conduct future advisory votes on the compensation of its named executive officers every three years.  The next required advisory vote on the frequency of stockholders’ votes on the named executive officer compensation is required to be held no later than the 2025 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNICO AMERICAN CORPORATION

                                                                (Registrant)

Date: May 29, 2019                            By:   /s/ Michael Budnitsky

                                            Name:  Michael Budnitsky

                                            Title:    Treasurer, Chief Financial Officer and Secretary